Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 17, 2020, is made by and between BRICKELL BIOTECH, INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”).

WHEREAS:

A.    The Investor wishes to purchase, and the Company wishes to sell, upon the terms and subject conditions stated in this Agreement, (i) an aggregate of 950,000 shares (the “Common Shares”) of common stock, par value $0.01 per share (“Common Stock”), (ii) a warrant in the form attached hereto as Exhibit A-1 (the “Series A Warrant”), to initially purchase an aggregate of up to 606,420 shares of Common Stock (collectively, the “Series A Warrant Shares,” and, together with the Series A Warrant, the “Series A Securities”), at an exercise price of $0.01 per share and (iii) a warrant in the form attached hereto as Exhibit A-2 (the “Series B Warrant,” and together with the Series A Warrant, the “Warrants”), to initially purchase an aggregate of up to 1,556,420 shares of Common Stock (collectively, the “Series B Warrant Shares,” and together with the Series B Warrant, the “Series B Securities,” and collectively with the Series A Warrant Shares, the “Warrant Shares”), at an exercise price of $1.16 per share, with the Common Shares and the Warrants to be issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

B.     Simultaneously with the execution and delivery of this Agreement, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company shall agree to provide certain registration rights with respect to the resale of the Common Shares and the Series A Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

C.     The Common Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

(a)    Purchase of Common Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date (as defined below), the Company shall issue and sell to the Investor, and the Investor agrees to purchase from the Company on the Closing Date, (i) 950,000 Common Shares, (ii) the Series A Warrant and (iii) the Series B Warrant.

(b)    Purchase Price. The aggregate gross purchase price for the Securities to be purchased by the Investor hereunder shall be $2,000,000 (the “Purchase Price”).

(c)    Closing. The closing of the purchase of the Securities by the Investors (the “Closing”) shall occur at the offices of K&L Gates, LLP, 200 S. Biscayne Blvd., Ste. 3900, Miami, Florida 33131. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Eastern Time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 hereof are satisfied or waived (or such other date as is mutually agreed to by the Company and the Investor). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d)    Form of Payment; Deliveries. On the Closing Date, (i) the Investor shall pay the Purchase Price to the Company for the Securities to be issued and sold to the Investor at the Closing, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Company shall (A) issue the Irrevocable Transfer Agent Instructions (as defined below) to Computershare Trust Company, N.A. (together with any subsequent transfer agent, the “Transfer Agent”) to cause the Transfer Agent to issue a book-entry statement representing the Common Shares, (B) deliver to the Investor the Series A Warrant, duly executed on behalf of the Company and registered in the name of the Investor or its designee and (C) deliver to the Investor a Series B Warrant, duly executed on behalf of the Company and registered in the name of the Investor or its designee.

2.	INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that, as of the date hereof and as of the Closing Date:
(a)    Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b)    Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)    Investment Purpose. The Investor is acquiring the Securities as principal for its own account, not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the

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Investor’s right to sell the Common Shares and the Series A Warrant Shares pursuant to an effective registration statement filed pursuant to the Registration Rights Agreement or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(d)    Accredited Investor Status. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

(e)    Experience of Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)    Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(g)    Information. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Investor has sought such accounting, legal and tax advice from its own independent advisor as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor has not effected any transaction in securities of the Company in the twelve (12) months prior to the date hereof.

(h)    No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(i)    Transfer or Sale. The Investor understands that (i) the Securities may not be offered for sale, sold, assigned or transferred unless (A) registered pursuant to the Securities Act (including pursuant to the Registration Rights Agreement) or (B) an exemption exists permitting such Securities to be sold, assigned

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or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 promulgated under the Securities Act (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Purchase Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investor that, as of the date hereof and as of the Closing Date:
(a)    Organization and Qualification. The Company and its Subsidiary (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as disclosed on Schedule 3(a) hereto, neither the Company nor its Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has no Subsidiaries except as set forth in the SEC Documents (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document (as defined below), (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiary, taken as a whole, other than any material adverse effect that resulted exclusively from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiary operate that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, (C) any change arising in connection with earthquakes, other acts of God, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in Applicable Laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiary, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination. The only direct and indirect subsidiary of the Company is Brickell Subsidiary, Inc., a Delaware corporation (the “Subsidiary”).

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(b)    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the offer and sale of the Common Shares, the offer and sale of the Series A Securities and the reservation for issuance and issuance of the Series A Warrant Shares issuable upon exercise of each Series A Warrant, the offer and sale of the Series B Securities and the reservation for issuance and issuance of the Series B Warrant Shares issuable upon exercise of each Series B Warrant) have been duly authorized by the Company’s Board of Directors. This Agreement has been, and each other Transaction Document shall be on the Closing Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors of the Company has approved the resolutions (the “Signing Resolutions”) substantially in the form agreed to by the Investor and its counsel. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as otherwise set forth in this Agreement, no other approvals or consents of the Company’s Board of Directors, any authorized committee thereof, and/or stockholders is necessary under Applicable Laws (as defined below) and the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) and/or the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”) to authorize the execution and delivery of the Transaction Documents. “Transaction Documents” means, collectively, this Agreement, the Warrants, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)    Capitalization. Except as disclosed on Schedule 3(c), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens, encumbrances and defects (“Liens”) suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or its Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to issue additional shares of capital stock of the Company or its Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or its Subsidiary, (iv) there are no agreements or arrangements under which the Company or its Subsidiary is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or its Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements

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by which the Company or its Subsidiary is or may become bound to redeem a security of the Company or its Subsidiary, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company made available to the Investor true and correct copies of the Certificate of Incorporation, and the Bylaws, and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

(d)    Issuance of Securities. Upon issuance and payment in accordance with the terms and conditions of this Agreement, the Securities shall be validly issued, fully paid and non-assessable and free from all taxes, Liens, charges, restrictions and rights of first refusal with respect to the issue thereof with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). Upon exercise in accordance with the terms of the Series A Warrants and the Series B Warrants, respectively, the Series A Warrant Shares and the Series B Warrant Shares, when issued, will each be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon receipt of the Common Shares and the Warrants at the Closing, upon receipt of Series A Warrant Shares upon exercise of the Series A Warrants and upon receipt of Series B Warrant Shares upon exercise of the Series B Warrants, the Investor will have good and marketable title to such Common Shares, Warrants, Series A Warrant Shares and Series B Warrant Shares, respectively. Subject to the accuracy of the representations and warranties of the Investor in this Agreement, the offer and sale of the Securities to the Investor under this Agreement are exempt from registration under the Securities Act under Section 4(a)(2) of the Securities Act.

(e)     Registration Statement. The Company, and the offer, issuance and sale of the Common Shares and the Series A Warrant Shares to the Investor hereunder and under the Series A Warrant, as applicable, meet the requirements for and comply with the applicable conditions set forth in Form S-3 under the Securities Act, including compliance with General Instructions I.A and I.B.3. of Form S-3, respectively.

(f)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Securities) will not (i) result in a violation of the Certificate of Incorporation (including, without limitation, the offer and sale of the Common Shares and of the Series A Securities and the reservation for issuance and issuance of the Series A Warrant Shares issuable upon exercise of each Series A Warrant, the offer and sale of the Series B Securities and the reservation for issuance and issuance of the Series A Warrant Shares issuable upon exercise of each Series B Warrant) or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market

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(the “Principal Market”) applicable to the Company or its Subsidiary) or by which any property or asset of the Company or its Subsidiary is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation or default of or under (i) any provision of the Certificate of Incorporation or Bylaws or under any Subsidiary’s respective certificate or articles of incorporation, any certificate of designation, preferences and rights of any outstanding series of preferred stock, organizational charter or bylaws, respectively, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, which, in the case of clauses (ii) or (iii), would be reasonably expected to have a Material Adverse Effect.

(g)    SEC Documents; Financial Statements. Since August 31, 2019, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as set forth in the SEC Documents, the Company has received no notices or correspondence from the SEC for the one year preceding the date hereof. The SEC has not commenced any enforcement proceedings against the Company or its Subsidiary.

(h)    Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than (i) the filing with the SEC of the Registration Statement relating to the resale of the Common Shares and the Series A Securities, (ii) the filing of a Notice of Additional Listing with the Principal Market and (iii) any other filings as may be required by any state securities authorities), any federal, state, local or foreign governmental or quasi-governmental authority having authority over the Company (“Governmental Authority”) or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or

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contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor its Subsidiary are aware of any facts or circumstances which might prevent the Company or its Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not currently in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(i)    Absence of Certain Changes. Except as disclosed in the SEC Documents, since August 31, 2019, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiary. The Company does not currently expect to take any steps to seek protection pursuant to any Bankruptcy Law nor does the Company or its Subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

(j)    Absence of Litigation. Except as disclosed on Schedule 3(j), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or its Subsidiary, threatened against or affecting the Company, the Common Stock or any of the Company’s or its Subsidiary’s officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect.

(k)    Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

(l)    No General Solicitation; No Integrated or Aggregated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause the transactions contemplated hereby to be aggregated with prior offerings by the Company other than with the Investor in a manner that would require stockholder approval pursuant to the rules of the Principal Market.

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The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(m)    Intellectual Property Rights. Except as disclosed in the SEC Documents, the Company and its Subsidiary own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as disclosed in the SEC Documents, none of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. Except as disclosed in the SEC Documents, the Company and its Subsidiary do not have any knowledge of any infringement by the Company or its Subsidiary of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiary regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

(n)    Environmental Laws. The Company and its Subsidiary (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)    Title. The Company and its Subsidiary own no real property. Except as disclosed in the SEC Documents, the Company and its Subsidiary have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiary, in each case free and clear of all Liens and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiary are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiary.

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(p)    Insurance. The Company and each of its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiary are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(q)    Tax Status. The Company and each of its Subsidiary has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(r)    Regulatory Permits. The Company and its Subsidiary possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(s)    Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(t)    Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

(u)    Disclosure. Except with respect to information that will be publicly disclosed by the Company in the Current Report, the Company confirms that neither it nor any other Person acting on its

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behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting the purchase of the Securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The SEC Documents since August 31, 2019 taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

(v)    Foreign Corrupt Practices. Neither the Company nor its Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiary and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. Neither the Company nor its Subsidiary, nor to the knowledge of the Company any of the directors, officers or employees, agents, affiliates or representatives of the Company or its Subsidiary, is an individual or entity that is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a

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country or territory that is the subject of Sanctions (including, without limitation, the Balkans, Belarus, Burma/Myanmar, Cote D’Ivoire, Cuba, Democratic Republic of Congo, Iran, Iraq, Liberia, Libya, North Korea, Sudan, Syria, Venezuela and Zimbabwe). Neither the Company nor its Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity: (i) to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or (ii) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the transactions contemplated hereby, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor its Subsidiary has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(w)    DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(x)    Accounting Controls; Sarbanes-Oxley Act. Except as disclosed in the SEC Documents, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. ; and since August 31, 2019There has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the SEC Documents which is not so described. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of Applicable Laws (as defined below), including Section 402 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(y)     Certain Fees. Except as disclosed on Schedule 3(y), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3(y), the Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3(y) that may be due in connection with the transactions contemplated by the Transaction Documents.

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(z)    Investment Company. The Company is not, and immediately after giving effect to the sale of the Securities in accordance with this Agreement and the application of the proceeds as described in the Registration Statement under the caption “Use of Proceeds,” will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(aa)    Indebtedness and Other Contracts. Neither the Company nor its Subsidiary, except as set forth in the SEC Documents, has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or its Subsidiary or by which the Company or its Subsidiary is or may become bound, (i) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (ii) has any financing statements securing obligations in any amounts filed in connection with the Company or its Subsidiary; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Except as disclosed to the Investor, neither the Company nor its Subsidiary have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiary’s respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership,

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a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Authority or any department or agency thereof.

(bb)    No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(cc)    Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(dd)    Benefit Plans; Labor Matters. Each benefit and compensation plan, agreement, policy and arrangement that is currently maintained, administered or contributed to by the Company for current or former employees or directors of, or independent contractors with respect to, the Company has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, and the Company has complied in all material respects with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements. Each stock option granted under any current equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the market price per common share on the grant date of such option in accordance with the rules of the Principal Market, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; since August 31, 2019, each such option (i) was granted in compliance in all material respects with Applicable Laws and with the applicable Stock Plan(s), (ii) was duly approved by the Board of Directors or a duly authorized committee thereof, and (iii) has been (or will be, if granted after September 30, 2019) properly accounted for in the Company’s financial statements and disclosed, to the extent required, in the Company’s filings or submissions with the SEC, and the Principal Market. No labor problem or dispute with the employees of the Company exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors, that would have a Material Adverse Effect.

(ee)    Regulatory. Since August 31, 2019, except as described in the SEC Documents, the Company and its Subsidiary: (A) is and at all times has been in material compliance with all applicable U.S. and foreign statutes, rules, regulations, or guidance applicable to Company and its Subsidiary (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (B) have not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possess all material Authorizations and such material Authorizations are valid and in full force and effect and are not in violation of any term of any such material Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations and have no

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knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (F) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or material Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission). Since August 31, 2019, to the Company’s knowledge, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are, in all material respects, being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws, including, without limitation, the United States Federal Food, Drug and Cosmetic Act and the laws, rules and regulations of the Therapeutic Products Directorate, the European Medicines Agency, the European Commission’s Enterprise Directorate General and the regulatory agencies within each Member State granting Marketing Authorization through the Mutual Recognition Procedure or any other federal, provincial, state, local or foreign governmental or quasi-governmental body exercising comparable authority; the descriptions of the results of such studies, tests and trials contained in the SEC Documents are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; the descriptions in the SEC Documents of the results of such clinical trials are consistent in all material respects with such results and to the Company’s knowledge there are no other studies or other clinical trials whose results are materially inconsistent with or otherwise materially call into question the results described or referred to in the SEC Documents; and the Company has not received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or its Subsidiary. The Company has concluded that it uses commercially reasonable efforts to review, from time to time, the progress and results of the studies, tests and preclinical and clinical trials and, based upon (i) the information provided to the Company by the third parties conducting such studies, tests, preclinical studies and clinical trials that are described in the SEC Documents and the Company’s review of such information, and (ii) the Company’s actual knowledge, the Company reasonably believes that the descriptions of the results of such studies, tests, preclinical studies and clinical trials are accurate and complete in all material respects.

(ff)    No Disqualification Events. None of the Company, any affiliated issuer, any current director, executive officer, other officer of the Company participating in the transactions contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

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(gg)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as disclosed in the SEC Documents, since August 31, 2019, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(hh)    Public Float Calculation. As of the close of trading on the Principal Market on February 14, 2020, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was approximately $7,939,612 (calculated by multiplying (x) the price at which the common equity of the Company was last sold on the Principal Market on February 14, 2020 by (y) the number of Non-Affiliate Shares outstanding on February 14, 2020).

(ii)    Absence of Schedules. In the event that on the date hereof, or the Closing Date, the Company does not deliver any disclosure schedule contemplated by this Agreement, the Company hereby acknowledges and agrees that each such undelivered disclosure schedule shall be deemed to read as follows: “Nothing to Disclose.”

4.	COVENANTS.

(a)    Reasonable Best Efforts. The Investor shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)    Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make any filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

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(c)    Reporting Status; Available Registration Statement. Until the earlier of (i) the date on which the Investor shall have resold all of the Securities and (ii) none of the Warrants remain outstanding (the “Reporting Period”), the Company shall use its best efforts to file all reports required to be filed with the SEC pursuant to the Exchange Act under Rule 144(c), and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. At any time during the Reporting Period, (i) if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) and the Investor is unable at such time to sell any of the Investor’s Series B Warrant Shares (or Common Shares or Series A Warrant shares to the extent not registered at such time), including without limitation under Rule 144 (a “Public Information Failure”), or (ii) if at any time after ninety (90) days following the date hereof, for more than ten (10) consecutive calendar days or an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days), the Registration Statement (or any other registration statement pursuant to which the Common Shares or Series A Warrant Shares are registered) is not available for the resale of any of the Investor’s Common Shares or Series A Warrant Shares, and Rule 144 is not available for the sale of such Common Shares or Series A Warrant Shares (a “Registration Failure”), then, in each case in addition to the Investor’s other available remedies, the Company shall pay to the Investor, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell Securities due to a Public Information Failure or a Registration Failure, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price (as defined in the Series B Warrants) of the Investor’s Series A Warrants on the day of a Registration Failure, or Series B Warrants in the case of a Public Information Failure, as applicable and on every thirtieth (30th) day (prorated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Registration Failure of Public Information Failure, as applicable, is cured and (b) such time that such public information is no longer required for the Investor to transfer the applicable Securities pursuant to Rule 144 or other exemption from registration. The payments to which the Investor shall be entitled pursuant to this Section 4(c) are referred to herein as “Failure Payments.” Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Failure Payments is cured. In the event the Company fails to make Failure Payments in a timely manner, such Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the Investor’s right to pursue actual damages for the Public Information Failure or Registration Failure, as applicable, in excess of the Failure Payments, and the Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(c)Prohibition of Short Sales and Hedging Transactions. The Investor agrees that beginning on February 4, 2020 and ending on the date that the Investor no longer holds any Securities, the Investor and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

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(d)Filing of Current Report and Registration Statement. The Company agrees that it shall, within the time required under the Exchange Act, file with the SEC a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall also file with the SEC within ten (10) days of the date hereof, a new registration statement on Form S-3 (the “Registration Statement”) covering the resale of the Common Shares and the Series A Warrant Shares in accordance with the terms of the Registration Rights Agreement. The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report prior to its filing with the SEC, and the Company shall not file the Current Report or the Registration Statement with the SEC in a form to which the Investor reasonably objects. The Investor shall use its commercially reasonable efforts to comment upon the final pre-filing draft version of the Current Report within one (1) Business Day from the date the Investor receives it from the Company.

(e)	Disclosure of Material Information.

(i)    Limitations on Disclosure. The Company shall not, and the Company shall cause its Subsidiary and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or its Subsidiary from and after the issuance of the Current Report without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion). To the extent that the Company delivers any material, non-public information to the Investor without the Investor's consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company nor its Subsidiary shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to issue any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Current Report and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release (or other public disclosure) prior to the Current Report). Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that, following the filing of the Registration Statement, the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor) any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or its Subsidiary.

(ii)    Other Confidential Information. Disclosure Failures; Disclosure Delay Payments. In addition to other remedies set forth in this Agreement, and without limiting anything set forth in any other Transaction Document, at any time after the Closing Date if the Company, its Subsidiary, or any of their respective officers, directors, employees or agents, provides the Investor (without the consent of the Investor) with material non-public information relating to the Company or its Subsidiary (each, the “Confidential Information”), the Company shall on or prior to the applicable Required Disclosure Date (as defined below), promptly publicly disclose such Confidential Information on a current report on Form 8-K or otherwise (each, a “Disclosure”). From and after

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such Disclosure, the Company shall have disclosed all Confidential Information provided to the Investor by the Company or its Subsidiary or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In the event that the Company fails to effect such Disclosure on or prior to the Required Disclosure Date and the Investor shall have possessed Confidential Information for at least ten (10) consecutive Business Days (each, a “Disclosure Failure”), then, as partial relief for the damages to the Investor by reason of any such delay in, or reduction of, its ability to buy or sell shares of Common Stock or exercise Warrants after such Required Disclosure Date (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to the Investor an amount in cash equal to the greater of (I) two percent (2%) of the Purchase Price and (II) the applicable Disclosure Restitution Amount, on each of the following dates (each, a “Disclosure Delay Payment Date”): (i) on the date of such Disclosure Failure and (ii) on every thirty (30) day anniversary such Disclosure Failure until the earlier of (x) the date such Disclosure Failure is cured and (y) such time as all such non-public information provided to the Investor shall cease to be Confidential Information (as evidenced by a certificate, duly executed by an authorized officer of the Company to the foregoing effect) (such earlier date, as applicable, a “Disclosure Cure Date”). Following the initial Disclosure Delay Payment for any particular Disclosure Failure, without limiting the foregoing, if a Disclosure Cure Date occurs prior to any thirty (30) day anniversary of such Disclosure Failure, then such Disclosure Delay Payment (prorated for such partial month) shall be made on the third (3rd) Business Day after such Disclosure Cure Date. The payments to which the Investor shall be entitled pursuant to this Section 4(e)(ii) are referred to herein as “Disclosure Delay Payments.” In the event the Company fails to make Disclosure Delay Payments in a timely manner in accordance with the foregoing, such Disclosure Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

(iii)	For the purpose of this Agreement the following definitions shall apply:

(1)     “Disclosure Failure Market Price” means, as of any Disclosure Delay Payment Date, the price computed as the quotient of (I) the sum of the five (5) highest VWAPs (as defined in the Series B Warrant) of the Common Stock during the applicable Disclosure Restitution Period (as defined below), divided by (II) five (5) (such period, the “Disclosure Failure Measuring Period”). All such determinations to be appropriately adjusted for any share dividend, share split, share combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such Disclosure Failure Measuring Period;

(2)“Disclosure Restitution Amount” means, as of any Disclosure Delay Payment Date, the product of (x) difference of (I) the Disclosure Failure Market Price less (II) the lowest purchase price, per share of Common Stock, of any Common Stock issued or issuable to the Investor pursuant to this Agreement or either of the Warrants, multiplied by (y) 10% of the aggregate daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the Principal Market for each Trading Day (as defined in the Series B Warrant) either (1) with respect to the initial Disclosure Delay Payment Date, during the

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period commencing on the applicable Required Disclosure Date through and including the Trading Day immediately prior to the initial Disclosure Delay Payment Date or (2) with respect to each other Disclosure Delay Payment Date, during the period commencing the immediately preceding Disclosure Delay Payment Date through and including the Trading Day immediately prior to such applicable Disclosure Delay Payment Date (such applicable period, the “Disclosure Restitution Period”).

(3)“Required Disclosure Date” means (x) if with respect to the Investor that has authorized the delivery of such Confidential Information, either (I) if the Company and the Investor have mutually agreed upon a date (as evidenced by an e-mail or other writing) of Disclosure of such Confidential Information, such agreed upon date or (II) otherwise, the seventh (7th) calendar day after the date the Investor first received any Confidential Information or (y) if the Investor did not authorize the delivery of such Confidential Information, the first (1st) Business Day after the Investor’s receipt of such Confidential Information.
(f)Reservation of Shares. So long as any portion of any of the Warrants remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the sum of the maximum number of Warrant Shares issuable upon exercise in full of the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(f) be reduced other than proportionally in connection with any exercise of the Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, use best efforts to seek to obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(g)Corporate Existence. So long as the Investor beneficially owns any portion of any of the Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the defined in the Series B Warrant) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(h)No Frustration; Conduct of Business. From the date hereof until such time as the Investor no longer holds any of the Securities, neither the Company nor any of its affiliates or its Subsidiary, nor any of their respective officers, employees, directors, agents or other representatives, will without the prior written consent of the Investor (which consent may be withheld, delayed or conditioned in the Investor’s sole discretion), effect, enter into, amend the terms of, extend the maturity or term of, or announce or recommend to its stockholders any covenant, agreement, plan, arrangement or transaction (or issue, amend or waive any security of the Company or any agreement with respect to any indebtedness of the Company or its Subsidiary)

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that would or would reasonably be expected to prohibit, limit, restrict, delay, conflict with or impair the ability or right of the Company to timely perform its obligations under any of the Transaction Documents, including, without limitation, the obligation of the Company to timely deliver shares of Common Stock to the Investor or its affiliates in accordance with this Agreement and the Warrants or conduct their business in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.
(i)Exercise Procedures. The form of Exercise Notice included in the Series A Warrant sets forth the totality of the procedures required of the Investor in order to exercise the Series A Warrant. The form of Exercise Notice included in the Series B Warrant sets forth the totality of the procedures required of the Investor in order to exercise the Series B Warrant. No legal opinion or other information or instructions shall be required of the Investor to exercise any portion of any of the Warrants. The Company shall honor exercises of the Warrants and shall deliver the applicable number of Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants. Without limiting the preceding sentences, no ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required in order to exercise any portion of any of the Warrants.
(j)Aggregation; Integration. None of the Company, its Subsidiary or any of their affiliates, nor any Person acting on their behalf will take, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance of any of the Securities to require approval of stockholders of the Company under the rules of the Principal Market. None of the Company, its Subsidiary, their affiliates nor any Person acting on their behalf will take any action or steps that would (i) require registration of the offer, issuance or sale of the Series B Warrant or any of the Series B Warrant Shares under the Securities Act, (ii) cause the offer, issuance or sale of the Common Shares and the Series A Securities to the Investor hereunder pursuant to the Registration Statement to be integrated with any other offering of securities of the Company (including, without limitation, the offer, issuance or sale of any Series B Warrant or any of the Series B Warrant Shares, any prior or other offering of securities of the Company or otherwise), or (iii) cause the offer, issuance or sale of any Series B Warrant or any of the Series B Warrant Shares to be integrated with any other offering of securities of the Company (including, without limitation, the offer, issuance or sale of the Common Shares and the Series A Securities to the Investor hereunder pursuant to the Registration Statement, any prior or other offering of securities of the Company or otherwise).

(k)Notice of Disqualification Events. The Company will notify the Investor in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(l)Opinion of Counsel Upon Effectiveness. The Company covenants and agrees that it will, on the date of effectiveness of the Registration Statement, deliver the legal opinion and negative assurance letter of the Company’s counsel, dated as of such date of effectiveness of the Registration Statement, in the form agreed to by the Investor pursuant to Section 7(b).

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(m)Additional Issuance of Securities. From the date hereof until thirty (30) days following the date of effectiveness of the Registration Statement (the “Restricted Period”), neither the Company nor its Subsidiary shall directly or indirectly:

(i)    issue, offer or sell to any Person other than the Investor (A) any Common Stock, (B) any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any Common Stock, (C) any securities of the Company or its Subsidiary which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) (including the Common Stock issuable thereunder), (D) any preferred stock or any (E) any combination of units of any of the foregoing (collectively, the “Subsequent Placement Securities”) that (X) have been, or are upon issuance, registered under the Securities Act, or (Y) if on a fully diluted basis, such that if all of the Subsequent Placement Securities that are not Common Stock were exercised, converted or exchanged for Common Stock, or all rights other method of issuance had been utilized (Subsequent Placement Securities that are not Common Stock, together with any shares of Common Stock, the “Fully Diluted Shares”), the total consideration received by the Company for such Subsequent Placement Securities is less than $2.57, per Fully Diluted Share (in each case, a “Subsequent Placement”). Notwithstanding the foregoing, this Section 5(m) shall not apply with respect to the issuance of (A) shares of Common Stock or standard options to purchase Common Stock to directors, officers, employees, or consultants of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Investor; (B) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Common Stock Equivalent is made solely pursuant to the conversion, exercise or rights or other method of issuance (as the case may be) provisions of such Common Stock Equivalent that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Common Stock Equivalent (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) is not lowered, none of such Common Stock Equivalent (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Common Stock Equivalent (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are otherwise materially changed in any manner that adversely affects the Investor; (C) any securities covered under the Registration Rights Agreement. “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock

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and standard options to purchase Common Stock may be issued to any employee, consultant, officer or director for services provided to the Company in their capacity as such;

(ii)    amend or modify (whether by an amendment, waiver, exchange of securities, or otherwise) any of the Common Stock Equivalents that are outstanding as of the date hereof such that any such that any such Common Stock or Common Stock Equivalents, as amended or modified would qualify as Subsequent Placement Securities if such Common Stock Equivalents had been issued on or after the date hereof; or

(iii)     file a registration statement under the Securities Act registering any Subsequent Placement Securities issued as part of a Subsequent Placement (which does not include, for the avoidance of confusion, (A) a registration statement on Form S-4 or Form S-8, (B) a new shelf registration statement on Form S-3 that does not register any securities that qualify as a subsequent placement), or (C) such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof solely to the extent necessary to keep such registration statements effective and available.

(n)Failure to List Warrant Shares. In the event that any of the Warrant Shares are not permitted to be listed on the Principal Market in accordance with the rules of the Principal Market, or the Principal Market notifies the Company that stockholder approval is required for the issuance of any Warrant Shares, the Company shall hold a meeting of its stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date, but in no event later than ninety (90) days following the Closing Date, for the purpose of obtaining from the stockholders of the Company entitled to vote thereon such approvals as required to be in compliance with the applicable rules and regulations of the Principal Market (such approval from the stockholders of the Company being hereinafter referred to as the “Stockholder Approval”). The Company shall solicit proxies from its stockholders in connection such meeting in the same manner as all other management proposals in such proxy statement, all management-appointed proxyholders shall vote their proxies in favor of such proposal and the Company shall otherwise use its best efforts to obtain such Stockholder Approval. In the Event that the Company does not receive the Stockholder Approval within ninety (90) days following the Closing Date, the Investor shall have the right, at the Investor’s sole option, to require the Company to repurchase for cash, at the Purchase Price per applicable Warrant Share (which shall for the avoidance of confusion be $1.16 per Series A Warrant Share and $0.125 per Series B Warrant Share), the Series A Warrant or Series B Warrant or any portion thereof, as the case may be, for which the Warrant Shares thereunder are unable to be listed on the Principal Market or that require shareholder approval for issuance.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Common Shares and the Warrants have been issued (including the name and address of each transferee), the number of Common Shares held by such Person, the number of Series A Warrant Shares issuable upon exercise of

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the Series A Warrant held by such Person, and the number of Series B Warrant Shares issuable upon exercise of the Series B Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Investor or its legal representatives.

(b)    Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent and any subsequent transfer agent in a form acceptable to the Investor (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Investor or its respective nominee(s), for the Common Shares and the Warrant Shares in such amounts as specified from time to time by the Investor to the Company upon the exercise of the Warrants (as the case may be). The Company represents and warrants that unless agreed by the Investor, no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to its Transfer Agent with respect to the Securities, and that, subject to Section 5(c) and (d) and following the effectiveness of the Registration Statement, the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Investor effects a sale, assignment or transfer of the Common Shares or Series A Warrant Shares, the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by each the Investor to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Series B Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144 (assuming the transferor is not an affiliate of the Company), the transfer agent shall issue such shares to each the Investor, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(c) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue each legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent as follows: (i) at the Closing with respect to the Common Shares, (ii) upon each exercise of the Warrants (unless such issuance covered by a prior legal opinion previously delivered to the Transfer Agent), and (iii) on each date a registration statement with respect to the issuance or resale of any of the Series B Warrant Shares is declared effective by the SEC. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinions or the removal of any legends on any of the Securities shall be borne by the Company.

(c)    Legends. Following the filing of the Registration Statement, certificates and any other instruments evidencing the Common Shares, the Series A Warrants or the Series A Warrant Shares shall not bear any restrictive or other legend. The Investor understands that each Series B Warrant and the Series B Warrant Shares are being issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, each Series B Warrant and the Series B Warrant Shares shall bear any legend as required by the “blue sky” laws of any state and a

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restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

(d)	Removal of Legends

Certificates evidencing the Warrant Shares shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement covering the resale of such Warrant Shares is effective under the Securities Act, (ii) following any sale of such Warrant Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Warrant Shares are eligible to be sold, assigned or transferred under Rule 144 (provided that the Investor provides the Company with reasonable assurances that such Warrant Shares are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Investor provides the Company with an opinion of counsel to the Investor, in a customary form, to the effect that such sale, assignment or transfer of the Warrant Shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Trading Days following the delivery by the Investor to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Investor as may be required above in this Section 5(d), as directed by the Investor, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of Warrant Shares to which the Investor shall be entitled to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Investor, a certificate representing such Warrant Shares that is free from all restrictive and other legends, registered in the name of the Investor or its designee (the date by which such credit is so required to be made to the balance account of the Investor’s or the Investor’s nominee with DTC or such certificate is required to be delivered to the Investor pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

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(e)    Buy-In. If the Company fails to so properly deliver such unlegended certificates representing the aggregate number of Warrant Shares to which the Investor shall be entitled, or so properly credit the aggregate number of Warrant Shares to which the Investor shall be entitled to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, in each case by the Required Delivery Date, then, in addition to all other remedies available to the Investor, (i) the Company shall, pay to the Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Warrant Shares are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 5(d), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend or such credit to such balance account with DTC is made and (ii) if after the Legend Removal Date the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that the Investor anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of the Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Warrant Shares that the Company was required to deliver to the Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Investor to the Company of the applicable Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 5(e).
(f)    FAST Compliance. While any portion of any of the Warrants remains outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

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6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Common Shares and the Warrants to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion (including with respect to any individual Investor) by providing the Investor with prior written notice thereof:

(a)    The Investor shall have executed this Agreement and delivered the same to the Company.

(b)    The Investor shall have delivered to the Company the Purchase Price for the Common Shares and the Warrants being purchased by each the Investor at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(c)    The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(d)     The Company shall not have received notification from the Principal Market objecting to the transactions contemplated herein, including without limitation the issuance of the Common Shares and the Warrant Shares without stockholder approval.

7.	CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE.

The obligation of the Investor hereunder to purchase the Common Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived at any time in the Investor(s) sole discretion by providing the Company with prior written notice thereof:

(a)    The Company shall have duly executed and delivered to the Investor each of the Transaction Documents, and the Company shall have (A) caused the Transfer Agent to credit the Common Shares to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, (B) deliver to the Investor, as applicable, a Series A Warrant, duly executed on behalf of the Company and registered in the name of the Investor or its designee, and (C) deliver to the Investor the Series B Warrant, duly executed on behalf of the Company and registered in the name of the Investor or its designee.

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(b)    The Investor shall have received form of legal opinion of the Company’s counsel, in a form reasonably acceptable to the Investor to be delivered by the Company’s counsel on the date of effectiveness of the Registration Statement.

(c)    The Company shall have delivered to the Investor a fully executed copy of the Irrevocable Transfer Agent Instructions, in the form reasonably acceptable to the Investor, which instructions shall have been previously delivered to and acknowledged in writing by the Company’s transfer agent.

(d)    The Company shall have delivered to the Investor a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(e)    The Company shall have delivered to the Investor a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(f)    The Company shall have delivered to the Investor a certificate, in the form acceptable to the Investor, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(g)    Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form acceptable to the Investor.

(h)    The Company shall have delivered to the Investor a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(i)    The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

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(j)    The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(k)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(l)    Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(m)    The Investor shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire transfer instructions of the Company (the “Flow of Funds Letter”).

(n)    From the date hereof to the Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, (ii) at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(o)    The Company and its Subsidiary shall have delivered to the Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

8.	TERMINATION.

In the event that the Closing shall not have occurred within five (5) Trading Days of the date hereof, then the Investor shall have the right to terminate its obligations under this Agreement (without prejudice to the obligations of any other Investor) at any time on or after the close of business on such date without liability of the Investor to the Company; provided, however, the right to terminate this Agreement under this Section 8 shall not be available to the Investor if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Investor’s breach of this Agreement. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the

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right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)    Governing Law; Jurisdiction; Jury Trial.  The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement, the Registration Rights Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois, County of Cook, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)    Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)    Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or its Subsidiary (as the case may be), or payable to or received by the Investor, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Investor, or collection by the Investor pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of the Investor, the Company and its Subsidiary and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Investor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to the Investor under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by the Investor under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)    Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investor, the Company, its Subsidiary, their affiliates and Persons acting on their behalf, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) waive, alter, modify or amend in any other agreement entered into prior to or on the date hereof between or among the Company and/or its Subsidiary and the Investor, or in any instruments the Investor received from the Company and/or its Subsidiary prior to or on the date hereof, and all such binding provisions contained all such other agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. Provisions of this Agreement may be amended only with the written consent of the Company and the Investor. Any amendment of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding upon the Investor and the Company. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the waiving party. The Company has not, directly or indirectly, made any agreements with the Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Investor has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for the Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by the Investor, any of its advisors or any of its representatives shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, (ii) nothing contained in the Registration Statement shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (iii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:
Brickell Biotech, Inc.
5777 Central Avenue, Suite 102
Boulder, CO 80301
Telephone: 720.505.4755
E-mail: rbrown@brickellbio.com
Attention: Robert Brown, Chief Executive Officer
With a copy to (which shall not constitute notice or service of process):

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020

Telephone: 212.506.2275
E-mail: apinedo@mayerbrown.com
Attention: Anna Pinedo, Esq.

If to the Investor:
Lincoln Park Capital Fund, LLC
440 North Wells, Suite 410
Chicago, IL 60654
Telephone: 312.822.9300
Facsimile: 312.822.9301
E-mail: jscheinfeld@lpcfunds.com/jcope@lpcfunds.com
Attention: Josh Scheinfeld/Jonathan Cope
With a copy to (which shall not constitute notice or service of process):

K&L Gates, LLP
200 S. Biscayne Blvd., Ste. 3900
Miami, Florida 33131
Telephone: 305.539.3306
Facsimile: 305.358.7095
E-mail: clayton.parker@klgates.com
Attention: Clayton E. Parker, Esq.

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any subsequent purchasers of any of the Warrants (but excluding any purchasers the Securities, unless pursuant to a written assignment by the Investor). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including, without limitation, by way of a Fundamental Transaction (as defined in the Series B Warrant) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Series B Warrant). The Investor may not assign any of its rights hereunder except to an affiliate of the Investor without the consent of the Company, in which event such assignee shall be deemed to be the Investor hereunder with respect to such assigned rights.

(h)    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)    Survival. The representations, warranties, agreements and covenants shall survive the Closing.

(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)	Indemnification.

(i)    In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement, (the “Indemnitee Affiliates,” and together with the Investor, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) the status of the Investor or holder of the Securities either as the Investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), or (D) with respect to any registration statement of the

Company providing for the sale or resale by the Investor of any Securities with the SEC, (1) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Investor furnished in writing to the Company by the Investor expressly for use therein or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder in connection therewith . To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)    Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)    The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within thirty (30) days after bills are received or Indemnified Liabilities are incurred.

(iv)    The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law; provided that the indemnitee shall not be entitled to any double or windfall recovery.

(l)    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock.

(m)    Remedies. The Investor and in the event of assignment by Investor of its rights and obligations hereunder, each holder of any Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)    Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of the Series A Warrant or the Series B Warrant, no Investor shall be required to return any Series A Warrant Shares or Series B Warrant Shares, respectively, subject to any such rescinded exercise notice concurrently with the return to the Investor of the aggregate exercise price paid to the Company for such Series A Warrant Shares or Series B Warrant Shares, as applicable, and the restoration of the Investor’s right to acquire such Series A Warrant Shares or Series B Warrant Shares pursuant to such Series A Warrant or Series B Warrant (including, issuance of a replacement warrant certificate evidencing such restored right), respectively.

(o)    Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

[signature pages follow]

IN WITNESS WHEREOF, the Investor and the Company have caused this Securities Purchase Agreement to be duly executed effective as of the date first written above.

THE COMPANY:

BRICKELL BIOTECH, INC.

By:	/s/ Robert Brown
Name: Robert Brown
Title: CEO

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC BY: LINCOLN PARK CAPITAL, LLC BY: ALEX NOAH INVESTORS, INC.

By:	/s/ Jonathan Cope
Name: Jonathan Cope
Title: President

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